SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : July 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S12)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-12                   13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S12 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Wilshire Credit Corporation and Ocwen Federal Bank FSB as servicers, and JPMorgan Chase Bank, as trustee. On July 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trustee under the Agreement referred to herein





Date:  July 26, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2002

               CSFB Mortgage Pass-Through Certificates, Series  2002-S12
                        Statement to Certificate Holders
                               July 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                       REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
A1       185,500,000.00    176,649,021.40     5,186,665.81       836,433.12      6,023,098.93     0.00     0.00      171,462,355.59
A2       163,000,000.00    155,222,590.24     4,557,555.40       281,987.71      4,839,543.11     0.00     0.00      150,665,034.84
A3        22,500,000.00     21,426,431.16       629,110.41        40,710.22        669,820.63     0.00     0.00       20,797,320.75
AR               100.00              0.00             0.00             0.00              0.00     0.00     0.00                0.00
M1        40,000,000.00     40,000,000.00             0.00        98,000.00         98,000.00     0.00     0.00       40,000,000.00
M2        38,500,000.00     38,500,000.00             0.00       121,595.83        121,595.83     0.00     0.00       38,500,000.00
B1A        7,750,000.00      7,750,000.00             0.00        28,029.17         28,029.17     0.00     0.00        7,750,000.00
B1B        7,750,000.00      7,750,000.00             0.00        32,227.08         32,227.08     0.00     0.00        7,750,000.00
P                100.00            100.00             0.00        63,590.41         63,590.41     0.00     0.00              100.00
TOTALS   465,000,200.00    447,298,142.80    10,373,331.62     1,502,573.54     11,875,905.16     0.00     0.00      436,924,811.18

X1       465,000,100.00    450,250,467.92             0.00             6.89              6.89     0.00     0.00      442,862,371.61
X2                 0.00              0.00             0.00             0.00              0.00     0.00     0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22540VL42      952.28582965       27.96046259      4.50907342       32.46953601       924.32536706     A1     5.682000 %
A2       22540VL59      952.28582969       27.96046258      1.72998595       29.69044853       924.32536712     A2     2.180000 %
A3       22540VM66      952.28582933       27.96046267      1.80934311       29.76980578       924.32536667     A3     2.280000 %
AR       22540VL67        0.00000000        0.00000000      0.00000000        0.00000000         0.00000000     AR    11.885733 %
M1       22540VL75    1,000.00000000        0.00000000      2.45000000        2.45000000     1,000.00000000     M1     2.940000 %
M2       22540VL83    1,000.00000000        0.00000000      3.15833325        3.15833325     1,000.00000000     M2     3.790000 %
B1A      22540VL91    1,000.00000000        0.00000000      3.61666710        3.61666710     1,000.00000000     B1A    4.340000 %
B1B      22540VM25    1,000.00000000        0.00000000      4.15833290        4.15833290     1,000.00000000     B1B    4.990000 %
P        22540VM33    1,000.00000000        0.00000000        #######             ######     1,000.00000000     P     11.885733 %
TOTALS                  961.93107616       22.30823045      3.23133956       25.53957000       939.62284571

X1       22540VM41      968.28036794        0.00000000      0.00001482        0.00001482       952.39199220     X1     0.000000 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Scott B. Rubin
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                              Fax: (212) 946-8919
                         Email: scott.b.rubin@chase.com

                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

         Credit Suisse First Boston, Mortgage Pass-Through Certificates, Series 2002-S12
                        Statement to Certificate Holders
                               July 25, 2002


Sec. 4.06(a)(i)     Amounts Allocable to Principal

                    Scheduled Principal                                                             295,065.41
                    Principal Prepayments                                                         6,812,790.78
                    Repurchase Principal                                                                  0.00
                    Curtailments                                                                    243,589.41
                    Curtailment Adjustments                                                             739.23
                    Other Principal Adjustments                                                           0.00
                    Liquidation Proceeds                                                              1,254.57

                    Prepayment Penalties (distributed to the Class P Certificates)                   63,589.42

Sec. 4.06(a)(ii)

Sec. 4.06(a)(iv)    Principal Balance of the Mortgage Loans
                    Beginning Principal Balance of the Mortgage Loans                           450,250,190.73
                    Ending Principal Balance of the Mortgage Loans                              442,862,371.61

Sec. 4.06(a)(v)     Servicing Fees                                                                  187,604.25
                    Trustee Fee                                                                       2,063.65
                    Credit Risk Manager Fee                                                           6,566.15
                    FSA Premium                                                                      27,655.97
                    Prepayment Penalties                                                             63,589.42


Sec. 4.06(a)(vii)          Servicer Advances                                                              N/A
                           Cumulative Servicer Advances                                                   N/A

Sec. 4.06(a)(viii)(A)      Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                           (Excluding Bankruptcies, Foreclosures and REOs)

                             Group 1
                                                                      Principal
                            Category              Number               Balance               Percentage
                            1 Month                     98            3,968,308.95                  0.90 %
                            2 Month                     61            3,133,302.94                  0.71 %
                            3 Month                      5              227,166.35                  0.05 %
                             Total                     164            7,328,778.24                  1.66 %


                           Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                             Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                  29                976,174.92                 0.22 %



Sec. 4.06(a)(viii)(B)      Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                           Number of Loans in Foreclosure and Delinquent 31 to 60 days                      0.00
                           Principal Balance of Loans in Foreclosure and Delinquent 31 to 60 days           0.00

                           Number of Loans in Foreclosure and Delinquent 61 to 90 days                      0.00
                           Principal Balance of Loans in Foreclosure and Delinquent 61 to 90 days           0.00

                           Number of Loans in Foreclosure and Delinquent 91 or more days                    0.00
                           Principal Balance of Loans in Foreclosure and Delinquent 91 or more days         0.00

Sec. 4.06(a)(xi)           60+ Delinquent Scheduled Payments - 12 Month Period
                           This Period (1)                                                             38,703.26
                           (2)                                                                          5,537.66
                           (3)                                                                          2,297.86
                           (4)                                                                              0.00
                           (5)                                                                              0.00
                           (6)                                                                              0.00
                           (7)                                                                              0.00
                           (8)                                                                              0.00
                           (9)                                                                              0.00
                           (10)                                                                             0.00
                           (11)                                                                             0.00
                           (12)                                                                             0.00

Sec. 4.06(a)(x)            REO Loans - Loan Level

Sec. 4.06(a)(xi)           Number and Aggregate Principal Amounts of REO Loans

                                     Group 1
                                ------------------------------
                                                  Principal
                             Number               Balance               Percentage
                                 0                  0.00                    0.00%

Sec. 4.06(a)(xii)          Current Realized Losses                                              35,634.29
                           Cumulative Realized Losses                                           50,245.63

Sec. 4.06(a)(xiii)         Rolling Three Month Delinquency Rate                                   0.4151 %

Sec. 4.06(a)(xiv)          Amount on Deposit in Pre-Funding Account                                 0.00

                           Capitalized Interest Requirement                                         0.89

Sec. 4.06(a)(xiv)          Amount of Insured Payment                                                0.00

                           Additional Prepayment Net Interest                                   5,448.44
                           Servicing Fee on Additional Prepayment Net Interest                    220.10

                           Prepayment Interest Shortfall Allocated to Class A-1                     0.00
                           Prepayment Interest Shortfall Allocated to Class A-2                     0.00
                           Prepayment Interest Shortfall Allocated to Class A-3                     0.00
                           Prepayment Interest Shortfall Allocated to Class P                       0.00
                           Prepayment Interest Shortfall Allocated to Class A-R                     0.00
                           Prepayment Interest Shortfall Allocated to Class M-1                     0.00
                           Prepayment Interest Shortfall Allocated to Class M-2                     0.00
                           Prepayment Interest Shortfall Allocated to Class B-1A                    0.00
                           Prepayment Interest Shortfall Allocated to Class B-1B                    0.00
                           Total Prepayment Interest Shortfall Allocated                            0.00


                           Overcollateralization Amount                                     5,937,560.43
                           Target Overcollateralization Amount                             17,437,507.50
                           Overcollateralization Release Amount                                     0.00
                           Overcollateralization Increase Amount                            3,020,869.61


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